                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
         of the Securities Exchange Act of 1934 (Amendment No. _______)

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

Composite Technology Corporation
--------------------------------
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                       SCHEDULE 14C INFORMATION STATEMENT

                        COMPOSITE TECHNOLOGY CORPORATION
                       18881 Von Karman Avenue, Suite 1630
                                Irvine, CA 92612

                             Telephone: 949.756.1091
                             Facsimile: 949.660.4964

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                January 27, 2003

Notice Of Written Consent in lieu of Annual Meeting to be effective February 17, 2003.

To Shareholders of Composite Technology Corporation:

Composite Technology Corporation, a Nevada corporation ("Composite Technology") notifies its shareholders of record that stockholders holding a majority of the voting power plan to take the following actions by written consent in lieu of an annual meeting, to be effective February 17, 2003

1. To appoint Benton H Wilcoxon and C. William Arrington to serve as directors for the ensuing year and until the next annual meeting of shareholders or until their successors are duly elected and qualified.

2. To approve the creation, amendment and participation by management in Composite Technology's 2002 Non-Qualified Stock Plan.

These actions will not be effective until a date which is at least twenty (20) days after Composite Technology files the Definitive Information Statement. You have the right to receive this notice if you were a shareholder of record at the close of business on the date of this notice (the "Record Date").

                                                          /s/ Benton H Wilcoxon
                                                          ---------------------
                                                          Benton H Wilcoxon
                                                          Chairman
Irvine, California
January 27, 2003

                              Information Statement

This information statement is being furnished to all holders of the common stock of Composite Technology Corporation, a Nevada corporation ("Composite Technology").

There were 78,651,429 shares outstanding at January 15, 2003. Each shareholder is entitled to one vote per share. The Board of Directors has recommended and persons owning the majority of the voting power of Composite Technology have adopted resolutions to effect the above-listed actions.

Composite Technology will pay the cost of preparing and sending out this information statement. It will be sent to shareholders on January 27, 2003 via regular mail along with a copy of Composite Technology's report on Form 10-KSB for the year ended September 30, 2002.

Dissenter's Rights of Appraisal

The Nevada Revised Statutes do not provide for dissenter's rights of appraisal in connection with the above-listed actions.

                                 Proposal No. 1


                              ELECTION OF DIRECTORS

Nominees for Director
------------------------
The nominees for director are listed below. Information about each nominee is contained in the section entitled "Directors and Executive Officers."

Name                       Director Since
-------------------------------------------------------
Benton H Wilcoxon          February 10, 2002
C. William Arrington       February 10, 2002

Stockholders holding a majority of the voting power of the company have indicated that effective February 17, 2003 they will, by written consent, appoint the above referenced persons to serve as Directors.

Composite Technology's Articles of Incorporation and Bylaws provide for a Board of Directors consisting of not less than one director, with the exact number within this range to be determined from time to time by resolution of the Board of Directors. The current number of directors is two. It is proposed to reserve one Director position for the future expansion of the company.

All directors stand for election annually. Officers are elected to a term of one year or less, serve at the pleasure of the Board of Directors, and are entitled only to such compensation as is fixed by the Board.

OFFICERS AND DIRECTORS

The following table sets forth the names, ages, and positions of our directors and officers.


Name                       Age            Position Held               Officer/Director Since
----                       ---            -------------               ----------------------

Benton H Wilcoxon          53              Chief Executive Officer,      2001/2002
                                           Director, and Secretary

C. William Arrington       61              President and Director        2001/2002

Robert Nikoley             63              Chief Financial Officer            2001
                                          (Retired November 2002)

The directors named above will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Directors will be elected for one-year terms at the annual stockholders meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists. Other than as set forth in the Agreement & Plan of Reorganization, dated November 3, 2001, between the company, Transmission Technology Corp. ("TTC") and certain shareholders of TTC ("the Reorganization Agreement"), there is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

There is no family relationship among any of our directors and executive officers.

There were three formal meetings of the board of directors and twenty actions by written consent during the last fiscal year.

BIOGRAPHICAL INFORMATION

BENTON H. WILCOXON, 53, has been our Chief Executive Officer and Secretary since November 3, 2001. He also is Chairman and Chief Executive Officer of TTC. From 1998 to 2001, he was a consultant for Magnesium Alloy Corporation, a Canadian company involved in the development of magnesium salt deposits. Between 1998 and 2000, he also served as a consultant to Macallan & Callanish Ltd. regarding business in Russia and the Ukraine. Mr. Wilcoxon held senior positions with Ashurst Technology Ltd., a Bermuda corporation, from 1991 to 1997, culminating as Chairman, Chief Executive Officer and President. Ashurst Technology Ltd. commercialized advanced materials technologies, primarily from the Ukraine. Mr. Wilcoxon currently is a Director of Magnesium Alloy Corporation, which is traded on the Canadian Venture Exchange.

C. WILLIAM ARRINGTON, 61, has been our President since November 3, 2001. He also is President and Chief Operating Officer of TTC. Mr. Arrington has headed his own consulting firm for more than the past five years. He has over 30 years experience in the electrical energy industry, both generation and transmission. Mr. Arrington is also a Director of Eaglecrest Exploration, Ltd., a precious metals exploration company traded on the Canadian Venture Exchange.

ROBERT NIKOLEY, 63, was our Chief Financial Officer from December 28, 2001 through November 2002. From November 3, 2001 until December 28, 2001, he performed the duties of that position as a consultant. Mr. Nikoley retired in November 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us. Mr. Wilcoxon and Mr. Nikoley timely filed Form 4s to report changes in their beneficial ownership during fiscal 2002. Mr. Arrington had no changes in his benefical ownership during fiscal 2002. Form 5s were not required to be filed under Rule 16a-3(f)(2) because all transactions otherwise required to be reported on Form 5 were reported before the due date of the Form 5.

EXECUTIVE COMPENSATION

None of our executive officers received compensation in excess of $100,000 for the fiscal years ended September 30, 2002 or 2001, respectively. The following table summarizes all compensation received by our Chief Executive Officer and President in fiscal years 2001 and 2002.

                                                                                  Long-Term Compensation
                                                                                  ----------------------

                                        Annual Compensation                        Awards          Payouts
                                        -------------------                        ------          -------

                                                   Other             Restricted     Securities
                                                   Annual            Stock          Underlying     LTIP     All
Name and              Fiscal  Salary     Bonus     Compensation      Award(s)       Options/SARs   Payouts  Other
Principal Position     Year    ($)      ($)       ($)               ($)             (#)            ($)      Comp.($)
                       ----    ---      ---       ---               ---             ---            ---           --

Benton H Wilcoxon     2002    0(1)       -          -                 -                -            -          -
Chief Executive       2001    0(1)       -          -                 -               40,000(2)     -          -
Officer

C. William Arrington  2002    0(3)       -          -                 -               -             -          -
President             2001     0         -          -                 -               40,000(2)     -          -


(1) Mr. Wilcoxon began accruing, but has not received, a monthly salary of $5,000 as of April 1, 2001.

(2) Represents options to purchase 40,000 shares of TTC common stock at an exercise price of $5.50 per share. The options expire on June 7, 2011. This amount is anticipated to convert into 635,216 shares of CTC common stock under the Reorganization Agreement with TTC dated November 3, 2001.

(3) Mr. Arrington began accruing, but has not received, a monthly salary of $5,000 as of October 1, 2001.

The following table shows all grants during the fiscal year ended September 30, 2002 of stock options under our stock option plans to the named executive officers.


                OPTIONS/SAR GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 2002
                                    (Individual Grants)
                                    -------------------
                             Number of            Percent of          Exercise or     Expiration
                             Securities         Total Options         Base Price          Date
                             Underlying           Granted to            ($/Sh)
                               Option             Employees
                           Granted (#)          during Fiscal
          Name                                    Year (%)
          ----                                    --------
Benton H Wilcoxon            40,000(1)               46.8%               5.50           6/7/11

C. William Arrington         40,000(1)               46.8%               5.50           6/7/11


(1) Represents options to purchase 40,000 shares of TTC common stock. This amount is anticipated to convert into 635,216 shares of CTC common stock under the Reorganization Agreement with TTC dated November 3, 2001.

The following table provides information as to the number and value of unexercised options to purchase TTC common stock held by the named executive officers at September 30, 2002. None of the named executive officers exercised any options during the fiscal year ended September 30, 2002.


                          Number of Securities Underlying            Value of Unexercised In-the-Money
                          Unexercised Options at Fiscal Year-        Options at Fiscal Year-End ($)
Name                      End (#) Exercisable/Unexercisable          Exercisable/Unexercisable
----                      ---------------------------------          -------------------------

Benton H Wilcoxon          40,000/0 (1)                              (2)

C.William Arrington        40,000/0 (1)                              (2)


(1) Represents options to purchase 40,000 shares of TTC common stock. This amount is anticipated to convert into 635,216 shares of CTC common stock under the Reorganization Agreement with TTC dated November 3, 2001.

(2) There was no public market for TTC common stock as of September 30, 2002 and, therefore, the Board of Directors has no basis to make any determination with respect to the value of the options to purchase shares of TTC common stock.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer's responsibilities following a change-in-control.

COMPENSATION OF DIRECTORS

Directors do not receive compensation for their services as directors, but are reimbursed for expenses incurred in attending board meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 15, 2003, the number of shares of our common stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of our outstanding common stock. Also included are the shares held by all executive officers and directors as a group.

Name and Address                             Shares owned       Percentage owned
----------------                             ------------       ----------------

Benton H. Wilcoxon                            20,250,512 (1)       25.7%
18881 Von Karman Avenue
Suite 1620
Irvine CA 92612

C. William Arrington                          20,250,512           25.7%
18881 Von Karman Avenue
Suite 1620
Irvine CA 92612

G. William Harrison                            8,545,940 (2)       10.8%
20 Oxford St.
Pleasant Ridge, MI 48069

Cede & Company                                10,719,921 (3)       13.6%
P. O. Box 20, Bowling Green Station
New York NY 10274

All officers and directors as a group,
including affiliates                          40,501,024           51.5%

(1) Represents beneficial ownership via shares directly owned by Benton H Wilcoxon (19,811,312 shares); and the related parties of Benton H
       Wilcoxon: Sasha Wilcoxon (109,800 shares); Kumara Wilcoxon (109,800 shares); Cristiana Wilcoxon (109,800 shares); and Patricia
       Wilcoxon-Truitt (109,800 shares). Mr. Wilcoxon was the Vice President and Treasurer of Red Guard through December 2001.

(2) Represents beneficial ownership of shares indirectly owned or controlled by G. William Harrison: George W. Harrison, Jr. Trust (1,180,000 shares); Peggy R. Harrison Trust (40,000 shares); George W. Harrison, III Living Trust (776,471 shares); Kathleen M. Harrison Living Trust (691,684 shares); Ronald A. Harrison (3,000 shares); Bridgestone Capital Group, LLC (Mr. Harrison is Chairman of the Board and President) (54,785 shares); and Red Guard Industries, Inc. (Mr. Harrison is Chairman of the Board) (5,800,000 shares).

(3) Represents the aggregate sum of all shares held in street name by various shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Red Guard acquired 165 shares of TTC Series A Preferred in April 2001. In July 2001, Red Guard and TTC agreed to increase the conversion price from $.20 per share of TTC common stock to $7.50 and to extend the date the shares became initially convertible into TTC common stock from July 12, 2001 to November 14, 2001. In exchange, Red Guard received the Red Guard Option and the Red Guard Warrant. During August 2001, Red Guard exercised a portion of the Red Guard Option and purchased 1,000 shares of TTC Series B Preferred for $100,000. On October 18, 2001, Red Guard exercised a portion of the Red Guard Warrant and purchased 500 shares of TTC common stock for $10,000.

Between December 21, 2001 and February 11, 2002, Red Guard made five (5) short-term working capital loans to the company aggregating $57,000. Each respective loan was for a term of six months and bore interest at 10 1/2% per annum. On September 30, 2002, Composite Technology and Red Guard consummated a transaction whereby Red Guard exchanged 100.0% of the issued and outstanding Series A Preferred Stock; all accrued, but unpaid, dividends; certain short-term working capital loans; and all accrued, but unpaid, interest in return for certain of Composite Technology's investment interests in other companies.

Prior to the consummation of the transactions contemplated by the Reorganization Agreement, Glenn Little was the controlling stockholder of Composite Technology, owning 8,548,899 shares of common stock. On November 3, 2001, as part of the transactions contemplated by the Reorganization Agreement, he contributed, without consideration, 3,116,515 shares of common stock to the Composite Technology for cancellation. In addition, for his services in connection with the transaction, he was issued 185,000 shares of common stock.

During fiscal 2001, Composite Technology made interest-free advances to Mr. Wilcoxon and Mr. Arrington of approximately $13,600 and $55,100, respectively, which are offset against accrued, but unpaid, salaries in the accompanying financial statements. As of September 30, 2002, Composite Technology owed Mr. Arrington an aggregate of $30,072 for out-of-pocket expenses, which is in addition to accrued, but unpaid, salary.

COMMITTEES

Composite Technology has a standing audit committee, consisting of the following members: Benton H Wilcoxon and C. William Arrington, neither of which is independent. During the last fiscal year, the audit committee held three meetings. The audit committee reviewed and discussed the audited financial statements of the company with management for the year ended September 30, 2002. In addition, the committee discussed with S.W. Hatfield, CPA, the independent auditing firm for Composite Technology, the matters required by Codification of Statements on Auditing Standards No. 61. The Committee also has received the written disclosures and the letter from S.W. Hatfield, CPA required by Independence Standards Board Standard No. 1, and it has discussed with that firm its independence from the company and the compatibility of its provision of services other than auditing services with such independence. The committee also discussed with management of the company and the auditing firm such other matters and received such assurances from them as it deemed appropriate. Based on the foregoing review and discussions and relying thereon, the committee recommended to the company's board of directors the inclusion of the audited financial statements in the company's annual report for the year ended September 30, 2002 on Form 10-KSB.

The board of directors has not adopted a written charter for the audit committee. The company does not have any nominating or compensation committees of the board of directors.

RELATIONSHIP WITH INDEPENDENT AUDITORS

The firm of S.W. Hatfield, CPA, independent auditors has been selected by the Board of Directors to serve as the company's auditors for the fiscal year ending September 30, 2003. S.W. Hatfield, CPA served as the company's auditors since the company's acquisition of Million Dollar Saloon, Inc., Furrh, Inc., Tempo Tamers, Inc., Corporation Lex and Don, Inc. in September 1995.

Audit Fees
----------

The aggregate fees billed by S.W. Hatfield, CPA for professional services rendered for the audit of the company's annual financial statements for the year ended September 30, 2002 and review of the financial statements included in the Company's Forms 10-QSB for that year were $20,760.16.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

There were no fees billed for financial information systems design and implementation.

All Other Fees
--------------

There were no other fees for either audit related or non-audit services billed by S.W. Hatfield, CPA for the fiscal year ended September 30, 2002. Audit related services generally include fees for benefit plan audits, accounting consultations, and SEC registration statements.

                                 Proposal No. 2
                  TO APPROVE THE 2002 NON-QUALIFIED STOCK PLAN

On February 20, 2002, the Board of Directors adopted the 2002 Non-Qualified Stock Compensation Plan (the "Stock Plan") as a method for Composite Technology to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the company's cash resources. The Board of Directors reserved nine million (9,000,000) shares of its $.001 par value common stock for issuance under the Stock Plan. On October 24, 2002, the Board of Directors amended the Stock Plan to increase the number of shares in the Stock Plan to fourteen million (14,000,000) shares. Set forth below is a brief description of the material features of the Stock Plan.

Administration and Eligibility
------------------------------

The Stock Plan is administered by a Compensation Committee ("Committee") appointed by the Board or in the absence of a Committee, by the board itself. Employees, directors, officers, consultants, advisors and other persons associated with the Company are eligible to receive common stock and options under the Stock Plan. The Committee determines, among other things, who is eligible to receive common stock and/or stock options, the number of shares granted or subject to an option, the time at which common stock is issued or an option is granted, the duration of an option and the exercise price of an option. The Committee has the right to adopt or rescind rules for the administration of the Stock Plan, correct defects and omissions in, reconcile inconsistencies, and construe the Stock Plan. The Committee may only grant common stock or stock options to a stockholder pursuant to a written agreement between the stockholder and the company, which includes such terms and conditions as required by the Board or Committee.

Amendment and Termination
-------------------------

The Board may at any time, and from time to time, suspend or terminate the Stock Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the company. All grants must be within ten years from the date the Stock Plan is approved or adopted by the stockholders.

Payment of Exercise Price
-------------------------

Payment of the option price on exercise of stock options may be made in cash, shares of common stock of the company or a combination of both, as determined by the Committee.

Tax Treatment To The Recipients
-------------------------------

The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients, therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment To The Company
----------------------------

The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by Composite Technology for federal income tax purposes in the taxable year of Composite Technology during which the recipient recognizes income.


2002 Non-Qualified Stock Compensation Plan Benefits Table
---------------------------------------------------------

The following sets the amount of common stock and options received by or allocated to each of the following under the plan:

2002 Non-Qualified Stock Compensation Plan
Name and position                 Dollar value *($)  Number of Shares
-----------------------------------------------------------------------------------
Benton H. Wilcoxon,                   -              Options to purchase
CEO, Secretary and                                   635,216 shares of common stock
Director(1)

C. William Arrington,                 -              Options to purchase
President and Director(1)                            635,216 shares of common stock

All current executive                 -              Options to purchase
officers as a group                                  1,270,432 shares of common stock

Rocci Howe                            -              Options to purchase
                                                     2,000,000 shares of common stock

Clem Hiel                             -              Options to purchase
                                                     1,000,000 shares of common stock

Mike McIntosh                         -              Options to purchase
                                                     1,000,000 shares of common stock

Alonzo Rodriguez                      -              Options to purchase
                                                     750,000 shares of common stock

G. Korzeniowski                       -              Options to purchase
                                                     750,000 shares of common stock

All other employees(2)                -              Options to purchase
                                                     537,308 shares of common stock

*As of January 15, 2003, the market price for Composite Technology's common stock as reported on the OTCBB was $0.21.

(1) Benton H Wilcoxon and C. William Arrington, executive officers and directors, have been granted, subject to stockholder approval of the Stock Plan, an option to purchase 635,216 shares of common stock under the Stock Plan. This amount represents the anticipated conversion of pre-existing options to purchase 40,000 shares of TTC common stock under the Reorganization Agreement with TTC dated November 3, 2001. Since Mr. Wilcoxon and Mr. Arrington are the executive officers and directors of Composite Technology, the stockholders have been asked to ratify the participation by management in Composite Technology's Stock Plan. The value of these shares is not known at this time.
(2)      Includes consultants and advisors.

Registration of Shares Underlying the Stock Plan
------------------------------------------------

9,000,000 of the shares underlying the Stock Plan were registered on a Form S-8 registration statement filed February 27, 2002. The company plans to register the remaining 5,000,000 shares underlying the plan.

Stockholders holding a majority of the voting power of Composite Technology have indicated that effective February 17, 2003, they will, by written consent, approve the creation, amendment and participation by management in Composite Technology's Stock Plan.

Appendix 1        2002 Non-Qualified Stock Compensation Plan

                   2002 NON-QUALIFIED STOCK COMPENSATION PLAN

1.       PURPOSE OF PLAN

         1.1 This 2002 NON-QUALIFIED STOCK COMPENSATION PLAN (the "Plan") of Composite Technology Corporation, a Nevada corporation (the "Company") for employees, directors, officers consultants, advisors and other persons associated with the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of stock options and common stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2.       DEFINITIONS

         2.1 For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees have been established. The Committee shall be composed of three or more persons as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

         "Common Shares" shall mean the Company's Common Shares, $.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

         "Company" shall mean Composite Technology Corporation, a Nevada corporation, and any parent or subsidiary corporation of Composite Technology Corporation, as such terms are defined in Sections 425(e) and 425(f), respectively, of the Code.

         "Fair Market Value" shall mean, with respect to the date a given stock option is granted or exercised, the average of the highest and lowest reported sales prices of the Common Shares, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place. The above withstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations.

         "Optionee" shall mean an employee of the company who has been granted one or more Stock Options under the Plan.

         "Common Stock" shall mean shares of common stock which are issued by the Company pursuant to Section 5, below.

         "Common Stockholder" means the employee of, consultant to, or director of the Company or other person to whom shares of Common Stock are issued pursuant to this Plan.

         "Common Stock Agreement" means an agreement executed by a Common Stockholder and the Company as contemplated by Section 5, below, which imposes on the shares of Common Stock held by the Common Stockholder such restrictions as the Board or Committee deem appropriate.

         "Stock Option" or "Non-Qualified Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

         "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

3.       ADMINISTRATION OF THE PLAN

         3.1 The Committee shall administer the Plan and accordingly, it shall have full power to grant Stock Options and Common Stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

         3.2 The determination of those eligible to receive Stock Options and Common Stock, and the amount, type and timing of each grant and the terms and conditions of the respective stock option agreements and Common Stock Agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         3.3 The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company, as set forth more fully in paragraph 8 of Article 11 of the Plan.

         3.4 The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

         3.5 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

         3.6 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

         3.7 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

         3.8 The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

4.       SHARES SUBJECT TO THE PLAN

         4.1 The total number of shares of the Company available for grants of Stock Options and Common Stock under the Plan shall be 9,000,000 Common Shares, subject to adjustment in accordance with Article 7 of the Plan, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

         4.2 If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

5.       AWARD OF COMMON STOCK

         5.1 The Board or Committee from time to time, in its absolute discretion, may (a) award Common Stock to employees of, consultants to, and directors of the Company, and such other persons as the Board or Committee may select, and (b) permit Holders of Options to exercise such Options prior to full vesting therein and hold the Common Shares issued upon exercise of the Option as Common Stock. In either such event, the owner of such Common Stock shall hold such stock subject to such vesting schedule as the Board or Committee may impose or such vesting schedule to which the Option was subject, as determined in the discretion of the Board or Committee.

         5.2 Common Stock shall be issued only pursuant to a Common Stock Agreement, which shall be executed by the Common Stockholder and the Company and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including such restrictions on transfer as are imposed by the Common Stock Agreement.

         5.3 Upon delivery of the shares of Common Stock to the Common Stockholder, below, the Common Stockholder shall have, unless otherwise provided by the Board or Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Common Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Stock.

         5.4. Notwithstanding anything in this Plan or any Common Stock Agreement to the contrary, no Common Stockholders may sell or otherwise transfer, whether or not for value, any of the Common Stock prior to the date on which the Common Stockholder is vested therein.

         5.5 All shares of Common Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Common Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Board or Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Common Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. Common Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Board or Committee or the Board under this Section 5 need not be identical for all Common Stock and the imposition of any restrictions with respect to any Common Stock shall not require the imposition of the same or any other restrictions with respect to any other Common Stock.

         5.6 Each Common Stock Agreement shall provide that the Company shall have the right to repurchase from the Common Stockholder the unvested Common Stock upon a termination of employment, termination of directorship or termination of a consultancy arrangement, as applicable, at a cash price per share equal to the purchase price paid by the Common Stockholder for such Common Stock.

         5.7 In the discretion of the Board or Committee, the Common Stock Agreement may provide that the Company shall have the a right of first refusal with respect to the Common Stock and a right to repurchase the vested Common Stock upon a termination of the Common Stockholder's employment with the Company, the termination of the Common Stockholder's consulting arrangement with the Company, the termination of the Common Stockholder's service on the Company's Board, or such other events as the Board or Committee may deem appropriate.

         5.8 The Board or Committee shall cause a legend or legends to be placed on certificates representing shares of Common Stock that are subject to restrictions under Common Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

6.       STOCK OPTION TERMS AND CONDITIONS

         6.1 Consistent with the Plan's purpose, Stock Options may be granted to non-employee directors of the Company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the Company.

         6.2 All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Section 6.

         6.3 All Stock Options granted hereunder must be granted within ten years from the earlier of the date of this Plan is adopted or approved by the Company's shareholders.

         6.4 No Stock Option granted to any employee or 10% Shareholder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an Option shall be exercisable during such ten year period or during any lesser period of time.

                  The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO. However, no NQSO, or any portion thereof, may be exercisable until thirty (30) days following date of grant ("30-Day Holding Period.").

         6.5 A Stock Option, or portion thereof, shall be exercised by delivery of (i) a written notice of exercise of the Company specifying the number of common shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 6 of this Section 6.

                  No NQSO or installment thereof shall be exercisable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

         6.6 The exercise price of a Stock Option, or portion thereof, may be paid:

                  A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or

                  B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate Fair Market Value on the date the NQSO is exercised equal to the option price, provided such tendered Shares have been owned by the Optionee for at least one year prior to such exercise; or

                  C. By a combination of both A and B above.

                  The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

         6.7 With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

         6.8 Except by will or the laws of descent and distribution, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or the duly appointed legal representative of an incompetent Optionee.

         6.9 If the Optionee shall die while associated with the Company or within three months after termination of such association, the personal representative or administrator of the Optionee's estate or the person(s) to whom an NQSO granted hereunder shall have been validly transferred by such personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, shall have the right to exercise the NQSO for one year after the date of the Optionee's death, to the extent (i) such NQSO was exercisable on the date of such termination of employment by death, and (ii) such NQSO was not exercised, and (iii) the exercise period may not be extended beyond the expiration of the term of the Option.

                  No transfer of a Stock Option by the will of an Optionee or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferee of the terms and conditions by such Stock Option.

                  In the event of death following termination of the Optionee's association with the Company while any portion of an NQSO remains exercisable, the Committee, in its discretion, may provide for an extension of the exercise period of up to one year after the Optionee's death but not beyond the expiration of the term of the Stock Option.

         6.10 Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be Common by applicable provisions of the Securities Act of 1933, as amended.

7.       ADJUSTMENTS OR CHANGES IN CAPITALIZATION

         7.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

                  A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

                  B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or

                  C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

         7.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

8.       MERGER, CONSOLIDATION OR TENDER OFFER

         8.1 If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

         8.2      In the event that:

                  A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

                  B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

                  C. There shall be a sale of all or substantially all of the assets of the Company;

any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("Insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate Fair Market Value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

         8.3 Any payment which the Company is required to make pursuant to paragraph 8.2 of this Section 8 shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

         8.4 Notwithstanding paragraphs 8.1 and 8.3 of this Section 8, the Committee may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

9.       AMENDMENT AND TERMINATION OF PLAN

         9.1 The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

         9.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

         9.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

         9.4 No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

10.      GOVERNMENT AND OTHER REGULATIONS

         10.1 The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares pursuant thereto to comply with any law or regulation of any government authority.

11.      MISCELLANEOUS PROVISIONS

         11.1 No person shall have any claim or right to be granted a Stock Option or Common Stock under the Plan, and the grant of an NQSO or Common Stock under the Plan shall not be construed as giving an Optionee or Common Stockholder the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

         11.2 Any expenses of administering this Plan shall be borne by the Company.

         11.3 The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

         11.4 The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

         11.5 Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

         11.6 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the Optionee, before such Committee member undertakes to handle and defend it on his own behalf.

         11.7 Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

         11.8 Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, insider trading in the Company's stock, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted to the Optionee by the Committee. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner.

12.      WRITTEN AGREEMENT

         12.1 Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

Number of Shares: ___________________                             Date of Grant:

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

         AGREEMENT made this ______ day of _____________ 200_, between ___________________ (the "Optionee"), and Composite Technology Corporation (the "Company").

         1.       GRANT OF OPTION

         The Company, pursuant to the provisions of the Non-Qualified Stock Compensation Plan (the "Plan"), adopted by the Board of Directors on ______________, 2001, the Company hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an option to purchase from the Company all or any part of an aggregate of __________ shares of its $.001 par value common stock, as such common stock is now constituted, at the purchase price of $___ per share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

         2.       EXERCISE

         The Option evidenced hereby shall be exercisable in whole or in part on or after ______________ and on or before _______________, provided that the cumulative number of shares of common stock as to which this Option may be exercised (except in the event of death, retirement, or permanent and total disability, as provided in paragraph 6.9 of the Plan) shall not exceed the following amounts:

         Cumulative Number                  Prior to Date
             of Shares                   (Note Inclusive of)
             ---------                   -------------------





The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased;
(ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully paid and nonassessable common stock of the Company properly endorsed over to the Company, or by a combination thereof, and (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable common stock is submitted as whole or partial payment for shares to be purchased hereunder, such common stock will be valued at their Fair Market Value (as defined in the Plan) on the date such shares received by the Company are applied to payment of the exercise price.

         3.       TRANSFERABILITY

                  The Option evidenced hereby is not assignable or transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, as provided in paragraph 6.9 of the Plan. The Option shall be exercisable only by the Optionee during his lifetime.

                                         Composite Technology Corporation



                                         By:
                                         Name:
ATTEST:                                  Title:



________________________________
Secretary

         Optionee hereby acknowledges receipt of a copy of the Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the of the Board of Directors administering the Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated without cause, or by the Optionee, prior to completion or satisfactory performance by Optionee (except as otherwise provided in paragraph 6 of the Plan) all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 6 of the Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option granted to Optionee before the date of grant of this Option.

Dated: __________                       ________________________________________
                                        Optionee


                                        ________________________________________
                                        Print Name



                                        ________________________________________
                                        Address


                                        ________________________________________
                                        Social Security No.

ATTACHMENT B

                               NOTICE OF EXERCISE



To:      Composite Technology Corporation



         (1) The undersigned hereby elects to purchase ________ shares of Common Shares (the "Common Shares"), of Composite Technology Corporation pursuant to the terms of the attached Non-Qualified Stock Option Agreement, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Common Shares in the name of the undersigned or in such other name as is specified below:


                        _______________________________
                        (Name)

                        _______________________________
                        (Address)
                        _______________________________




Dated:


                                         ______________________________
                                         Signature

Optionee:__________________                 Date of Grant:______________________



                                   SCHEDULE I



========= ==================== ==================== =============== ===========
DATE      SHARES PURCHASED     PAYMENT RECEIVED     UNEXERCISED     ISSUING
                                                    SHARES          OFFICER
                                                    REMAINING       INITIALS
--------- -------------------- -------------------- --------------- -----------

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